Developing Therapeutics for the Treatment of Serious Rare and Life-Threatening Diseases with Critical Unmet Medical Needs Corporate Presentation February 2020 Nasdaq: ACER Exhibit 99.1

Forward-looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, timelines, future financial position, future revenues, projected expenses, regulatory submissions, actions or approvals, cash position, liquidity, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to expectations regarding our capital resources; the potential for EDSIVO™ (celiprolol), ACER-001 and osanetant to safely and effectively treat diseases and to be approved for marketing; the commercial or market opportunity of any of our product candidates in any target indication and any territory; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials and regulatory submissions; our progress toward possible approval for EDSIVO™ in light of the Complete Response Letter we received June 2019; the ability to protect our intellectual property rights; our strategy and business focus; and the development, expected timeline and commercial potential of any of our product candidates. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, our ability to reduce our operating expenses and conserve cash on a net basis as a result of our prior or any future corporate restructuring initiative, the availability of sufficient resources to meet our business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by our intellectual property, the substantial costs and diversion of management’s attention and resources which could result from pending securities litigation, risks related to the drug development and the regulatory approval process, including the timing of regulatory actions, and the impact of competitive products and technological changes. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. You should review additional disclosures we make in our filings with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K. You may access these documents for no charge at http://www.sec.gov.

Corporate Overview Acer Therapeutics is a pharmaceutical company that acquires, develops and seeks to commercialize therapies for serious rare and life-threatening diseases with critical unmet medical needs Headquartered: Newton, MA Headcount: 18 Founded: December 2013 Public: September 2017 Cash: $16.1M as of September 30, 2019 Expected to have sufficient capital through end of 2020 ACER

Executive Leadership Team Chris Schelling CEO & Founder 20 years; strategic commercial development & orphan Will Andrews, MD Chief Medical Officer 20 years; clinical development, medical affairs & orphan M.D. Yale University School of Medicine Harry Palmin Chief Operating & Financial Officer 25 years; corporate & finance experience Matt Seibt Chief Commercial Officer 22 years; sales, market access & product launch John Klopp Chief Technical Officer 18 years; orphan manufacturing & commercialization Don Joseph, JD Chief Legal Officer & Secretary 25 years; general counsel & senior management J.D. University of Texas School of Law ACER Biomarin Sunovion Biogen Novelos bvgh BIO Ventures for Global Health

Investment Highlights Acer’s pipeline includes three clinical-stage product candidates: EDSIVO™ (celiprolol) for the treatment of vascular Ehlers-Danlos syndrome (vEDS) in patients with a confirmed type III collagen (COL3A1) mutation ACER-001 (a taste-masked, immediate release formulation of sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including urea cycle disorders (UCDs) and Maple Syrup Urine Disease (MSUD) Osanetant for the treatment of induced Vasomotor Symptoms (iVMS) where Hormone Replacement Therapy (HRT) is likely contraindicated Acer’s product candidates are believed to present a comparatively de-risked profile, having one or more of: Favorable safety profile; clinical proof-of-concept data; mechanistic differentiation Potential expedited paths for development through specific FDA-established programs Multiple anticipated key regulatory milestones: EDSIVO™ FDRR1 submitted to FDA:Q4 2019 ACER-001 (UCD) pivotal BE trial completion:Q1 2020 Osanetant IND submission:2H 2020 Osanetant Initiate Phase 1/2 PK/PD/safety trial$:End 2020 ACER-001 (UCD) NDA submission*$:Q1 2021 Expected to have sufficient capital through end of 2020 ACER 1Formal Dispute Resolution Request $Subject to additional capital *Assuming successful outcomes in BE trial, additional nonclinical work, and 12-month long-term stability data

Program / Indication Novel MOA / Unique Characteristics Phase 1 Phase 2 Phase 3 NDA Market EDSIVOTM (celiprolol) vascular Ehlers-Danlos syndrome (COL3A1+) Induces vascular dilatation and smooth muscle relaxation ACER-001 (taste-masked, immediate-release form of sodium phenylbutyrate) Urea Cycle Disorders Taste-masked formulation; evaluating bioequivalence to BUPHENYL® Maple Syrup Urine Disease Inhibition of BCKD kinase to increase BCAA metabolism Osanetant Induced Vasomotor Symptoms (iVMS) Neurokinin 3 Receptor Antagonist Clinical Pipeline ACER *CRL received after market close 6/24/19; Formal Dispute Resolution Request (FDRR) Submitted to FDA December 2019 **Pivotal Phase 1 BE trial ** *

EDSIVO™

EDSIVO™ Overview

Disease Overview

- **No approved therapeutic options for vEDS patients**
- Autosomal dominant connective tissue disorder of collagen synthesis caused by mutations in the COL3A1 gene for type III procollagen
- Characterized by arterial aneurysms, dissections and/or ruptures
- Median survival in the U.S. is estimated to be 51 years of age

Mechanism of Action

- **EDSIVO™ has a unique pharmacological profile**
- β2 and β3 adrenergic receptor agonist; selective β1 and α2 adrenergic receptor antagonist; activates endothelial Nitric Oxide Synthase (eNOS)
- EDSIVO's™ potential beneficial effects in vEDS thought to be through vascular dilatation and smooth muscle relaxation, thereby reducing the mechanical stress on collagen fibers within the arterial wall

Product Profile

- **BBEST Clinical Trial: 64% reduction in risk of arterial events observed[1]**
- Statistically-significant improvement in event-free survival (EFS) compared to control in vEDS patients (n=53)[1]
- In addition to BBEST trial, 17-year vEDS long-term observational study (n=144) published in JACC[2]

The Opportunity

- **FDRR Submitted to FDA December 2019**
- Exploring possible paths forward with FDA after receipt of complete response letter (CRL) in June 2019

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[1]Ong Lancet 2010; 376: 1476-84.
[2]Frank et al., J Am Coll Cardiol. 2019 Apr 23;73(15):1948-1957.

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Received CRL from FDA on June 24, 2019 The CRL stated it will be necessary to conduct an adequate and well-controlled trial to determine whether celiprolol reduces the risk of clinical events in patients with vEDS Submitted Formal Dispute Resolution Request (FDRR) to the Office of New Drugs (OND) in December 2019 Working with Hyman, Phelps, & McNamara (HPM) and other leading industry experts The entire process will likely take many months – possibly a year or more – to reach a final outcome Updates to be provided as appropriate and may discontinue the process at any point where risk/benefit no longer justifies continued resources EDSIVO™ EDSIVO™: CRL and Next Steps

In 2016, FDA published that from 2003-2014, of the 140 appeals accepted, 16% were granted and 84% denied According to HPM, these “denials” were most often “wins” While approval was not provided based on the previous NDA submission, the company was given a more favorable path forward to approval than was presented in the CRL Between 2015-2018, HPM worked on 9 appeals: FDA counted these as 12 appeals, with 3 “Granted” and 9 “Denied” HPM describes that 7 of the 9 “Denied” cases had “Wins” in that they were given a more favorable alternative path to approval than originally outlined by the review division (78%) The results of prior appeals, as well as any appeal involving a program other than EDSIVO™, should not be viewed as predictive of any appeal involving EDSIVO™ EDSIVO™ FDRRs: Recent Historical Perspective http://www.fdalawblog.net/2018/10/formal-dispute-resolution-a-different-perspective-on-wins-and-losses-2/

Ehlers-Danlos syndrome (EDS) is a group of hereditary disorders of connective tissue vEDS (EDS type IV) is the severe subtype: Characterized by aneurysms, dissections and/or ruptures Vascular Gastrointestinal Uterine Autosomal dominant (50%); spontaneous mutations (50%) Diagnosed by clinical symptoms and confirmed by presence of mutations in the COL3A1 gene Events occur in 25% of patients before the age of 20, and 90% by the age of 40 Median age of death is estimated to be 51 years1 No approved therapeutic options for vEDS Current treatment is focused on surgical intervention Fig. 3 Distribution of 132 vascular complications in 24 patients with a clinical diagnosis of EDS type IV. J Vasc Surg 2005;42:98-106. 1Pepin Genet Med. 2014 Dec;16(12):881-8. EDSIVO™ Vascular Ehlers-Danlos Syndrome (vEDS) Carotid (8) Innominate (5) Arch (6) Celiac (4) Hepatic (4) SMA (6) Ileocolic (1) Abdominal aorta (7) Femoral (8) Popliteal (4) Cerebral (3) Vertebral (2) Subclavian (8) Axillary (2) Thoracic aorta (10) Splenic (5) Renal (9) IMA (1) Iliac (9) SFA (3) Tibial (1) ©2004 Mayo Clinic n = 24 patients 132 complications

EDSIVO™

Unique Mechanism of Action

- EDSIVO™ has a unique pharmacological profile:
  - β2 and β3 adrenergic receptor agonist
  - Selective β1 and α2 adrenergic receptor antagonist
  - Intrinsic sympathomimetic activity (ISA+)
  - Lacks non-specific membrane effects
  - Activates endothelial Nitric Oxide Synthase (eNOS)*
- Void of blood pressure lowering in normotensive people
  - Most vEDS patients are normotensive, thus the potential beneficial effect of celiprolol is unlikely to be through blood pressure lowering (β1 antagonism)
- EDSIVO's™ potential beneficial effects in vEDS patients are thought to be through vascular dilatation and smooth muscle relaxation, thereby reducing the mechanical stress on collagen fibers within the arterial wall


β-adrenoceptor antagonists
With α-antagonism
Carvedilol (α1)
Labetalol (α1)
Celiprolol (α2)
Non-selective β-adrenoceptor antagonists
β1-Selective
Negative ISA
Atenolol
Bisoprolol
Betaxolol
Metoprolol
Esmolol
Nebivolol
Positive ISA
Vasodilating Property
Celiprolol
Without Vasodilating Property
Acebutolol
Carteolol
Penbutolol
Non-selective
Negative ISA
Propranolol
Sotalol
Nadolol
Timolol
Positive ISA
Pindolol
Oxprenolol

Cardiology in Review 2017;25: 247–253.
*Hypertension 2003 Nov;42(5):1004-13.

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Efficacy: 64% reduction in the average risk of fatal or nonfatal cardiac or arterial events in EDSIVO™ patients vs. control group over mean follow-up of 47 months 76% average reduction in risk of fatal or nonfatal cardiac or arterial events in COL3A1+ EDSIVO™ patients vs. control group 69% reduction in risk of primary (cardiac or arterial events) and secondary (intestinal or uterine rupture) events in EDSIVO™ patients vs. control group Primary Endpoint Primary + Secondary Endpoints Ong Lancet 2010; 376: 1476-84. 0 12 24 36 48 60 72 EDSIVO™ BBEST Clinical Trial Proportion of survival free events (%) 0 25 50 75 100 12 24 36 48 60 72 Number at risk/events Celiprolol Control 24/2 21/5 16/5 13/5 5/5 Control 28 27/2 22/7 15/11 7/14 5/14 P=0.400 p=0.0097 23/3 20/6 16/6 13/6 5/6 24/5 16/13 10/16 6/17 4/17 time (months) Figure 2: Kaplan-Meier curves of event-free survival in 53 patients with vascular Ehlers-Danlos Primary endpoint (A). Primary and secondary endpoints (B). A B

Efficacy: Between 2000 and 2017, 144 patients (median age at diagnosis 34.5 years; 100% COL3A1+) were included in this study (A) Patients not treated with celiprolol had a significantly worse survival outcome than treated patients: Overall survival was 80.7% (95% CI: 67.8% to 93.6%) in those treated with celiprolol (n = 110) versus 48.5% (95% CI: 19.7% to 77.4%) in those not treated (n = 22) after 11.1 years of follow-up: p = 0.0002 (B) Survival was significantly improved in patients taking celiprolol 400 mg/day compared with patients taking lower doses, suggesting a dose effect and that 400 mg/day should be considered the optimal treatment dose: At the end of follow-up, survival was 85% (95% CI: 70.5% to 99.5%) in those patients treated with celiprolol 400 mg/day and 69.2% (95% CI: 41.4% to 97.0%) in those taking celiprolol 100 to 300 mg/day: p = 0.035 Statistically significant reduction in rate of hospitalization for acute arterial events after systematic introduction of celiprolol treatment Frank et al., J Am Coll Cardiol. 2019 Apr 23;73(15):1948-1957. EDSIVO™ Long-Term Observational Study Figure 3 Kaplan-Meier Survival Analysis of vEDS Patients in Groups I and II COL#A1 Pathogenic Variants, According to Celiprolol Treatment Proportion Still Living A B 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12 14 16 18 20 22 Log Rank p = 0.0002 p = 0.035 Follow-Up (Year) Others Treated by Celiprolol 400 mg/day <400 mg/day

EDSIVO™ U.S. vs. French vEDS Patients Pepin Genet Med. 2014 Dec;16(12):881-8. Frank et al., J Am Coll Cardiol. 2019 Apr 23;73(15):1948-1957. Median Survival: 51 years (46 y.o. males; 54 y.o. females) U.S. vEDS Natural History 1,231 patients (>90% COL3A1+; 630 index / 601 relatives) French vEDS Population 144 patients (100% COL3A1+; 91 index / 53 relatives) Median Survival: Not Met Proportion still living US all US females US males vEDS females vEDS males vEDS all Last known age in years Last Known Age (Year) French General Population Treated with Celiprolol Vascular Ehlers-Danlos Syndrome Patients Not Treated 0 10 20 30 40 50 60 70 80 90 100 5 15 25 35 45 55 65 75 85 95

EDSIVO™

SVM Poster: Antihypertensive Therapy

Background:

- No currently approved medications to treat vEDS
- There is no evidence supporting the use of antihypertensive antihypertensive medications in vEDS

Methods:

- Retrospective analysis of U.S. insurance claims identifying identifying vEDS patients 2014-2017
- Patient data stratified based on claims for patients taking antihypertensive medications and not taking an antihypertensive medication
- Calculated & compared clinical event rates for each group

Results:

- Study suggests that minority of diagnosed U.S. vEDS patients (34%) are being treated with antihypertensive medications
- Data showed no significant difference in clinical event rates in rates in U.S. patients taking antihypertensive medications (16.5%) vs. those not taking an antihypertensive (15.6%) medication
- Underscores need for an effective treatment
- Refer to the poster presentation for potential limitations of of data interpretation

Table 4. Rate of Clinical Events in vEDS Patients on Antihypertensive Therapy

vEDS Patient Group	No. Patients (%)	Rate of Clinical Events	*P*-value (vs. No Antihypertensive)
No antihypertension therapy	2,371 (65.6%)	371 (15.6%)	-
Any antihypertension therapy	1,243 (34.4%)	205 (16.5%)	0.51
Beta blocker	895 (24.8%)	146 (16.3%)	0.64
ACE inhibitor	231 (6.4%)	38 (16.5%)	0.75
ARB	228 (6.3%)	55 (24.1%)	0.999
Calcium channel blocker	254 (7.0%)	33 (13.0%)	0.27

acertherapeutics

Tetali et al. Poster Presentation: Pilot Study to Evaluate Effect of Antihypertensive Therapy on the Rates of Clinical Events in Patients with Vascular Ehlers-Danlos Syndrome. Society for Vascular Medicine 2019 Annual Scientific Sessions, May 30, 2019

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ACER-001

ACER-001: Overview

Mechanism of Action

- **Small molecule with unique MOAs in various disorders**
- **UCDs**: NaPB is a prodrug of phenylacetate, a NH4+ scavenger
- **MSUD**: NaPB is an allosteric inhibitor of BCKD kinase

Disease Overview

- **UCDs**: A group of metabolic genetic diseases that lead to toxic build-up of NH4+
- **UCDs**: Currently treated with RAVICTI®, BUPHENYL®, AMMONUL®, and a highly-restricted diet
- **MSUD**: A metabolic genetic disease that leads to toxic build-up of leucine and other branched-chain amino acids
- **MSUD**: Currently managed with a highly-restricted diet; poor compliance

Product Profile

- **A taste-masked, immediate release formulation of sodium phenylbutyrate**
- **UCDs**: Trial showed ACER-001 bioequivalence to BUPHENYL®
- **MSUD**: POC study[1] suggests ~60% of patients have 30% reduction in Leucine

The Opportunity

- **Anticipate NDA submission for UCD Q1 2021*$**
- **UCDs**: >2,000 patients in the U.S.; ~600 patients treated with sodium / glycerol phenylbutyrate
- **MSUD**: ~800 eligible patients in the U.S.
- Advantageous orphan pricing with robust program to support patient access and reimbursement acertherapeutics

[1]Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640
*Assuming successful outcomes of additional nonclinical work, and 12-month long-term stability data
$Subject to additional capital

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ACER-001

UCDs: Clinical Manifestations

- Newborns with severe urea cycle disorders become catastrophically ill with symptoms that mimic sepsis -- failure to feed, lethargy, respiratory distress, seizures and ultimately coma
- Children and adults with milder (or partial) urea cycle enzyme deficiencies may go years without a diagnosis, until a trigger -- a high protein meal, viral illness, excessive exercise or calorie deficiency -- causes excessive ammonia to be produced in the body, resulting in critical elevations of blood ammonia levels
- For individuals with OTC deficiency, typical neuropsychological complications include developmental delay, learning disabilities, intellectual disability, attention deficit hyperactivity disorder (ADHD), and executive function deficits


Symptoms of
Hyperammonemia
General
- Growth retardation
- Hypothermia
Central
- Combativeness
- Lethargy
- Coma
Muscular/Neurologic
- Poor coordination
- Dysdiadochokinesia
- Hypotonia or hypertonia
- Ataxia
- Tremor
- Seizures
- Decorticate or decerebrate posturing
Eyes
- Papilledema
Pulmonary
- Shortness of breath
Liver
- Enlarge-ment

Reproduced from: http://upload.wikimedia.org/wikipedia/commons/7/76/Symptoms_of_hyperammonemia.svg.

Ah Mew N, et al.. Urea cycle disorders overview. Gene Reviews. Seattle, Washington: University of Washington, Seattle; 1993.

Lichter-Knoecki U., et al. Ornithine Transcarbamylase Deficiency. Gene Reviews. Seattle, Washington: University of

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ACER-001 UCDs: Unmet Need BUPHENYL®: Foul odor and foul/bitter taste; considered unpalatable* 64% of patients reported it is difficult to take because of taste Physicians reported that 25-33% of patients were prescribed less than target dose due to tolerability Only 25% of patients indicated that they never miss a dose 46% of patients reported taste as the reason for discontinuation* RAVICTI®: Mostly Tasteless/Odorless Pricing has risen to levels considered challenging Reports of difficult access, unaffordability, and forced switches back to sodium phenylbutyrate For example: Buphenyl® and Ravicti® both recently removed from CVS/Caremark formulary for JPMorgan Chase plan members, effective 8/1/2019** Patient groups and physicians have called for a taste-masked, affordable and accessible treatment*** *Shchelochkov et al., Barriers to drug adherence in the treatment of urea cycle disorders: Assessment of patient, caregiver, and provider perspectives. Molecular Genetics and Metabolism Reports 8 (2016) 43-47. **https://www.caremark.com/portal/asset/Formulary_Drug_Removals_JPMC.pdf ***Acer Market Research

Phenylbutyrate Formulations ACER-001* RAVICTI® BUPHENYL® Efficacy / Safety in UCDs ✓ ✓ ✓ Palatability / Compliance ✓ ✓ ✘ ** Pricing (Per Patient Per Year) TBD, likely near BUPHENYL $158k-$1.2M*** $204k-$402k*** Formulation Multi-Particulate (Sachet) Oil (Tablespoons) Powder/Tablets (up to 40 tablets/day) *Subject to FDA Approval **Molecular Genetics & Metabolism Reports 8 (2016) 43-47 ***Ravicti & Buphenyl pppy is based on patient weight and WAC price ACER-001 ACER-001: Differentiation

Pivotal bioavailability and bioequivalence (BE) trial: Part A: single-center, single-blind, randomized, single-dose crossover study designed to evaluate bioavailability of three different oral suspension formulations of ACER-001 compared to BUPHENYL® in 20 healthy adult subjects Successfully completed and optimal formulation of ACER-001 identified Part B: single-center, single-blind, randomized, single-dose crossover study to demonstrate bioequivalence of the optimal formulation of ACER-001 (chosen from Part A) compared to BUPHENYL® in 36 healthy adult subjects Successfully completed in Q1 2020 Taste Assessment trials: Taste assessment of three different formulations of ACER-001 (multi-particulate powder) assessed relative to BUPHENYL® (powder) using certified taste-testers Successfully completed and informed selection of optimal formulation of ACER-001 Taste study comparing optimal formulation of ACER-001 to BUPHENYL®: the design and size of the trial will be determined following further discussions with the FDA Anticipate enrolling first subjects in 2H 2020 NDA: Anticipate submission Q1 2021$ pending successful outcome of additional nonclinical work and 12-month long-term stability data ACER-001 UCDs: Clinical & Regulatory Path $Subject to additional capital

ACER-001 UCDs: Bioequivalence Trial Results (Part A) PBA = phenylbutyrate; PAA = phenylacetate PK Plasma Concentration (PBA) ACER-001 Buphenyl -100 -50 0 50 100 150 200 250 300 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 PK Plasma Concentration (PAA) Lab Name Parameter Geometric Mean Difference Lower 90% Confidence Limit Upper 90% Confidence Limit PBA PAA Cmax AUCt AUCinf 98.01 98.87 98.85 97.51 95.94 95.16 93.85 96.33 96.32 92.82 90.35 88.92 102.36 101.47 101.45 102.44 101.86 101.84

ACER-001

UCDs: Market Opportunity

- Target existing Rx market share in UCDs
  - Currently 1,100 patients diagnosed with ~600 patients on Rx therapy*
  - 2018 U.S. revenue for RAVICTI® & BUPHENYL® = $248.4M
  - Goal: transition patients from RAVICTI® & BUPHENYL® to ACER-001 and capture a portion of new UCDs Rx

- "Transition" Value Story: A cost-effective, taste masked alternative for UCDs (assuming successful studies and FDA approval):
  - Bioequivalence to BUPHENYL®
  - Greater compliance/adherence compared to BUPHENYL® expected due to differentiated formulation providing taste masked alternative
  - Competitively priced vs. RAVICTI®
  - Payer engagement strategy to support switching

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*https://www.sec.gov/Archives/edgar/data/1386858/000119312515110284/d899054dex992.htm (HZNP IR Presentation)

MSUD is an inborn error of Branched-chain Amino Acid (BCAA) – leucine, isoleucine, valine – metabolism Caused by deficiency of the mitochondrial Branched-chain Keto Acid Dehydrogenase complex (BCKDC) ~800 patients in U.S., ~3,000 patients worldwide MSUD Family Support Group has >500 patients Part of newborn screening in U.S., UK, Germany High leucine levels lead to chronic and acute neurological damage Lower IQ Mental impairment (poor cognitive function) Social impairment (poor executive function) Metabolic decompensation (seizures and coma) A highly-restricted diet is the primary treatment Consists of BCAA-free synthetic foods and formula Very few foods have low BCAAs (fruits & vegetables) Balancing act: enough BCAAs for growth & development indicates p < 0.05, *** p < 0.001 compared to the control group* *Muelly 2011 Neuropsychiatric and Neurochemical Sequelae of MSUD. ACER-001 Maple Syrup Urine Disease (MSUD) Full Scale IQ 60 80 100 120 140 0 5 10 15 20 40 50 70 90 25 A B C D Controls MSUD Hamilton Depression Score Hamilton Anxiety Score Conner’s Parent Rating Scale DSM-IV ADHD Symptoms

ACER-001 MSUD: Clinical POC Study Design: Open label pilot study1 at BCM – 3 healthy and 5 MSUD subjects with late onset disease 3 days of steady-state protein diet*; then 3 days of NaPB + diet* BCAAs and BCKAs determined at day 3 of each study period (4 time points) Results: NaPB demonstrated statistically significant leucine reduction in all 3 healthy subjects (p< 0.05) and 3 out of 5 MSUD patients (p< 0.05 in responders) ~30% reduction (28-34%) in leucine in MSUD responders Clinicians view >20-30% ↓ as clinically meaningful** Comments: Despite the short treatment duration (3 days) NaPB showed statistically significant (intra-subject) reduction in leucine in 75% of the subjects Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640 1Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640 *All subjects received a constant protein intake of 0.6 g/kg/day as combination of BCAA-free formula and whole protein **Acer commissioned market research 100% 60% 75% Healthy Subjects (n=3) MSUD Subjects (n=5) Total (n=8)

ACER-001

MSUD: Market Opportunity

- About 1,000 MSUD patients in the U.S., ~3,000 WW*
  - 20-25% MSUD patients in U.S. are Mennonite; incidence up to 1/380
  - Ashkenazi Jewish population; incidence of 1/26,000
- No treatments currently approved for MSUD
- Early treatment may help reduce the rate of neuropsychological comorbidities and optimize growth**
- MSUD specialists recognize NaPB's potential effectiveness, yet tolerability is a concern***
- Plan to initiate Phase 2 trial in MSUD by end of 2020[$]

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*https://www.ncbi.nlm.nih.gov/books/NBK1319/
**Molecular Genetics and Metabolism Reports 15 (2018)
***Acer Therapeutics: US Market Research – 2014
[$]Subject to additional capital

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ACER-001 ACER-001: Exclusivity / IP Filed formulation patent application (filed Oct. 2016) Issued patents (US/EP): “Methods of modulation of branched chain acids and uses thereof” [US PATENT NO. 10,092,532] in MSUD Exclusive license rights from Baylor College of Medicine UCDs: 505(b)(2) application - 3 years potential market exclusivity from FDA approval MSUD: Granted U.S. Orphan Drug Designation: 7 years market exclusivity from FDA approval Pediatric exclusivity: +6 months added (if pediatric indication study approved)

Osanetant is a selective, non-peptide tachykinin NK3 receptor antagonist NK3R is the main receptor for neurokinin B (NKB), a tachykinin peptide primarily found in the arcuate nucleus (ARC) of the hypothalamus iVMS: Induced Vasomotor Symptoms where Hormone Replacement Therapy (HRT) is likely contraindicated Induced vasomotor symptoms (iVMS) are well documented with the use of hormonal cancer therapies and certain surgical procedures Symptoms such as hot flashes can appear immediately and be severe Traditional HRTs are usually contraindicated Acer licensed worldwide rights to osanetant from Sanofi in January 2019 Anticipate submitting IND in 2H 2020 Multiple potential orphan opportunities Currently no other NK3R antagonists in development in iVMS space Clinical and laboratory safety results are available from 21 completed Phase 1 and 2 studies (325 healthy subjects and 665 patients were treated with osanetant) Oral bioavailability, readily crosses the blood-brain barrier Osanetant Mechanism of Action Disease Overview The Opportunity Product Profile Osanetant: Overview *Am J Psychiatry. 2004 Jun;161(6):975-84

Acer acquired worldwide rights to osanetant from Sanofi in December 2018 Osanetant (SR142801) was the first selective non-peptide tachykinin NK3 receptor antagonist evaluated as a potential treatment for schizophrenia Clinical and laboratory safety results are available from 21 completed Phase 1 and 2 studies in which 325 healthy subjects and 665 schizophrenic patients were treated with osanetant No major safety concerns identified from these studies after single-dose and repeated-dose administration of up to 400 mg QD for up to 21 days, and 200 mg QD for up to 6 weeks In March 2005, Sanofi-Aventis discontinued the development of osanetant citing ‘lack of efficacy compared with placebo’ in this indication as a major reason for this decision Osanetant History

VMS, typically comprised of hot flashes and night sweats, are associated with decreases in reproductive hormones commonly associated with menopause (e.g. MR-VMS) While VMS associated with menopause can often be treated with hormone replacement therapy (HRT), there are patients who experience VMS who are not in menopause and for whom HRT is likely contraindicated Osanetant Vasomotor Symptoms (VMS): Overview The Oncologist, Oct 2003, vol.8 no.5 474-487. http://www.everydayhealth.com/menopause/science-behind-the-hot-flash.aspx A diminished amount of hormones, such as estrogen, affects the hypothalamus This confuses the hypothalamus and makes it read “too hot” The brain responds by relaying an alert to cool off The body then tries to cool off by beginning to perspire

Osanetant

Induced Vasomotor Symptoms (iVMS)

Women who are BRCA+ and have prophylactic bilateral salpingo-oophorectomy (PBSO)	Men with HR+ Prostate Cancer (CaP) receiving Leuprolide	Women with HR+ Breast Cancer (CaB) receiving Tamoxifen
• 67% of women have symptoms of menopause such as hot flashes[5] • Up to 35% complain of "extremely bothersome" symptoms up to two years after their surgery[6]	• 80% of men experience hot flashes[3] • 15-27% of patients consider hot flashes the most distressing side effect • 30-40% experienced moderate-to-severe symptoms • 20% discontinued or disrupted treatment	• 84% of women experienced hot flashes[1] • 80% experienced night sweats • 60% experienced severe symptoms • Symptoms persisted throughout 5 years of treatment and were mainly attributed to tamoxifen • After 4.5 years, 46% of women had discontinued tamoxifen[2]

[1] Moon, Z. et al., JOURNAL OF PSYCHOSOMATIC OBSTETRICS & GYNECOLOGY, 2017 VOL. 38, NO. 3, 226–235
[2] Nichols, H, et al., JNCI J Natl Cancer Inst, 2015, 1–9
[3] Challapalli, A, et al., Clinical and Translational Radiation Oncology 10 (2018) 29–35
[4] Abildgaard, J, et al., JNCI Cancer Spectrum, 2018, Vol. 0, No. 0
[5] L. Johnson, et al. American Society for Reproductive Medicine, 2014 Vol 102 No. 3, Supplement, e249
[6] Griffiths, E, et al: The Obstetrician & Gynaecologist, 2005: 7:23-27

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Osanetant iVMS: The Unmet Need Induced vasomotor symptoms (iVMS) are well documented with the use of hormonal cancer therapies and certain surgical procedures Symptoms such as hot flashes can appear immediately and be severe Traditional HRTs are usually contraindicated Non-adherence to therapy can be associated with side effects which increases the mortality risk or shortens the time to recurrence A non-hormonal treatment for iVMS is needed to help ensure breast or prostate cancer patients can start and stay on critical hormonal cancer therapy and BRCA2 post-PBSO can obtain help with significantly impactful and limiting iVMS

Osanetant

NK3 Receptor (Neurokinin B)

- Neurokinin B (NKB) belongs to a group of neuropeptides, called tachykinins or neurokinins, that includes substance-P (SP), neurokinin A (NKA), and two N-terminally extended forms of NKA, neuropeptide g and neuropeptide K

- The biological effects of tachykinins are mediated through specific receptors denoted NK1, NK2, and NK3

- NKB is the preferred endogenous ligand of tachykinin NK3 receptors

- The tachykinin NK3 receptors are located primarily in the brain, while a few receptors are also present in the peripheral nervous system (intestines, placenta)


HUMAN
POA
Infundibular Nucleus
Dyn
NKB
ERα
PR
Kisspeptin neurone
KNDy neurone
POA/ Infundibular nucleus
KiSS1
KiSS1
GnRH neurone
KiSS1
KiSS1
ME
GnRH
Pituitary
LH/FSH
Gonads
Sex Steroids
ERα PR (sex steroid receptor)
NKB3R (Neurokinin B receptor)
Kiss1r/KiSS1R (Kisspeptin receptor)
KOR (Koppa opioid receptor)

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Osanetant

VMS: Mechanism of Action

- Neurons in the arcuate nucleus of the hypothalamus that express kisspeptin and neurokinin B (Kiss1ARH neurons) are candidates for mediating hot flashes because they are negatively regulated by sex hormones
- Transient activation of Kiss1ARH neurons following sex-hormone withdrawal contributes to the occurrence of hot flashes via NkB release in the rostral preoptic area


Hot Flash
Optogenetic stimulation
Conditional ChR2 viral delivery
Preoptic Area
Stimulation
Thermal regulation
(neurokinin B)
Neurokinin B
Arcuate
Stimulation
Reproduction
(kisspeptin)
Kiss1 Cre neuron
Other ARH neuron

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Padilla, S. et al. A Neural Circuit Underlying the Generation of Hot Flushes. Cell Reports 2018, 24, 271–277.

Osanetant NK3R Antagonist Clinical POC in VMS Herman Depypere et al., ENDO2017 Fezolinetant is a NK3R antagonist being developed by Astellas At Week 4: fezolinetant group: 14/40 patients have ZERO hot flash placebo group: 2/40 patients have ZERO hot flash Average Daily Hot Flash Frequency Reported as per FDA Guidance fezolinetant 90 mg BID (N=40) Placebo (N=40) HR Frequency Baseline Week 4 Week 12 Week2 Week 4 Week 6 Week 10 FUP WK2 88% 38% 93% 54% p<0.0001 0 4 8 12 3 6 9 * : % decrease from the baseline

Osanetant NK3R Antagonist Clinical POC in VMS Prague J., et al. Menopause. 2018 Aug;25(8):862-869. Pavinetant (MLE4901) was a NK3R antagonist that was discontinued by Millendo % change from baseline Hot flash frequency Hot flash severity Placebo MLE4901 Hot flash bother Hot flash interference A B C D and interference (D) outcomes: results are presented as percentage change with 95% Cis from baseline at each time point during the treatment period (ie, on day 3 of treatment, and then weekly mean total for each week (wk) of the 4-week treatment period for both placebo (white) and MLE4901 (gray). Minimum n = 33; maximum n = 37. * P=<0.0001, #P=0.0006, ^P=0.0011, +P=0.0001. Week 4 data adapted from 3 Wk 1 Wk 2 Wk 3 Wk 4 -100 -80 -60 -40 -20 0 20 Fig. 2 Hot flash frequency (A), severity (B), bother (C), and Prague et al, Lancet, 201718.

Acer is partnering with a leading university to design & conduct a clinical trial to evaluate osanetant in various patient populations with iVMS These include patients with medically or surgically iVMS (may include any/all of the following): Women who are BRCA+ and have had a PBSO Men with HR+ Prostate Cancer receiving leuprolide Women with HR+ Breast Cancer receiving tamoxifen This initial Phase 1/2 trial would evaluate: PK/PD and Safety, including physiologic PD Identify the optimal dosing strategy to advance into further efficacy studies in minimizing the iVMS symptoms Subject to additional capital Osanetant Osanetant: Clinical Development Plan

Osanetant

Osanetant: Competitive Landscape

Program / Company	Indication	MOA	Status
VERU-944 (Veru)	iVMS in PC on ADT	ER agonist	Ph 2
Q-122 (Que Oncology)	iVMS in BC on Tamoxifen or AIs	CRCX4 modulator	Ph 2
Fezolinetant (Astellas)	VMS – Menopause	NK3R antagonist	Ph 3
NT-814 (KaNDy Therapeutics)	VMS – Menopause	NK1/3R antagonist	Ph 2
FP-101 (Fervent Pharma)	VMS in postmenopausal	Undisclosed Non-Hormonal Therapy	Ph 2
MT-8554 (Mitsubishi Tanabe)	VMS	Undisclosed Non-Hormonal Therapy	Ph 2
PH80-HF (Pherin Pharma)	VMS	Undisclosed	Ph 2
Donesta (Mithra)	VMS	Native estrogen	Ph 2
AUS-131 (Ausio Pharma)	VMS	ERβ agonist	Ph 2

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Osanetant would be a New Chemical Entity (NCE) in the US, and as such would be eligible for five years’ market exclusivity from potential FDA approval Additional exclusivity (e.g. Orphan Drug Designation) will depend upon indication(s) and development pathway chosen Anticipate IND submission in 2H 2020 Aim to initiate Phase 1/2 trial by end of 2020, subject to additional capital Osanetant Osanetant: Exclusivity / Timelines

Cash $16.1M as of September 30, 2019 Expected to have sufficient capital through end of 2020 Capitalization as of September 30, 2019 10.1M shares of common stock outstanding 11.5M shares of common stock fully diluted $87M invested through August 2018 financing ACER Financial Overview

Summary ACER Acer’s pipeline includes three clinical-stage product candidates: EDSIVO™ (celiprolol) for the treatment of vascular Ehlers-Danlos syndrome (vEDS) in patients with a confirmed type III collagen (COL3A1) mutation ACER-001 (a taste-masked, immediate release formulation of sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including urea cycle disorders (UCDs) and Maple Syrup Urine Disease (MSUD) Osanetant for the treatment of induced Vasomotor Symptoms (iVMS) where Hormone Replacement Therapy (HRT) is likely contraindicated Acer’s product candidates are believed to present a comparatively de-risked profile, having one or more of: Favorable safety profile; clinical proof-of-concept data; mechanistic differentiation Potential expedited paths for development through specific FDA-established programs Multiple anticipated key regulatory milestones: EDSIVO™ FDRR1 submitted to FDA:Q4 2019 ACER-001 (UCD) pivotal BE trial completion:Q1 2020 Osanetant IND submission:2H 2020 Osanetant Initiate Phase 1/2 PK/PD/safety trial$:End 2020 ACER-001 (UCD) NDA submission*$:Q1 2021 Expected to have sufficient capital through end of 2020 1Formal Dispute Resolution Request $Subject to additional capital *Assuming successful outcomes in BE trial, additional nonclinical work, and 12-month long-term stability data